State Street Clarion Global Infrastructure & MLP Portfolio
SSIDX
(NYSE Ticker)
Summary Prospectus-October 31, 2015
Before you invest in the State Street Clarion Global Infrastructure & MLP Portfolio (the “Portfolio”), you may want to review the Portfolio's prospectus and statement of additional information, which contain more information about the Portfolio and the risks of investing in the Portfolio. The Portfolio's prospectus and statement of additional information dated October 31, 2015, are incorporated by reference into this summary prospectus. You can find the Portfolio's prospectus and statement of additional information, as well as other information about the Portfolio, online at https://www.spdrs.com/product/fund.seam?ticker=SSIDX.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The State Street Clarion Global Infrastructure & MLP Portfolio (the “Portfolio”) seeks to provide long-term total return.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio (“Portfolio Shares”). Portfolio Shares are offered exclusively to investors that pay fees to SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Portfolio's investment adviser, or its affiliates.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.30%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.30%
Less contractual fee waiver[2]	-0.30%
Net annual Fund operating expenses	0.00%
[1]	“Other expenses” are based on estimated amounts for the current fiscal year.
[2]	The Adviser has contractually agreed to waive the entire amount of this fee until the later of April 30, 2017 or such time as the shares of the Portfolio cease to be the only investment security held by the State Street Clarion Global Infrastructure & MLP Fund series of State Street Institutional Investment Trust. The waiver may be terminated only by the Portfolio's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then sell all of your Portfolio Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$0	$66
Portfolio Turnover:
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio's performance.  From the Portfolio's inception on January 21, 2015, to the most recent fiscal year end, the Portfolio's portfolio turnover rate was 37% of the average value of its portfolio.
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The Portfolio's Principal Investment Strategy
The Portfolio invests in infrastructure companies located anywhere in the world, including infrastructure companies organized as master limited partnerships (“MLPs”). The Portfolio considers a company to be an “infrastructure company” if CBRE Clarion Securities LLC (“CBRE Clarion” or the “Sub-Adviser”), the sub-adviser to the Portfolio, determines that the company derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, or operation of infrastructure assets.
Examples of infrastructure assets include transportation assets (such as toll roads, bridges, railroads, airports and seaports), utility assets (such as regulated power generation assets, contracted wind or solar power generation assets, electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities and other facilities used for gathering, processing or transporting hydrocarbon products) and communications assets (such as communications towers and satellites). Energy assets may be owned and operated by energy infrastructure MLPs. The Portfolio may invest in MLPs whose assets are used in exploring, developing, producing, generating, transporting (including marine), transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that operate terminals or provide energy-related equipment or services.
The Sub-Adviser utilizes a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocations with bottom-up individual stock selection. The Sub-Adviser first selects infrastructure sectors in certain geographic regions in which to invest, and determines the desired degree of representation of such sectors and regions, through a systematic evaluation of the regulatory environment and outlook, capital market trends, macroeconomic conditions, and the relative value of infrastructure sectors. The Sub-Adviser then uses an in-house valuation process to identify investments whose risk-adjusted returns it believes are compelling relative to their peers. The Sub-Adviser's in-house valuation process examines several factors, including the company's management and strategy, the stability and growth potential of cash flows and dividends, the location of the company's assets, the regulatory environment in which the company operates and the company's capital structure. The Sub-Adviser may sell a security if it believes that there has been a negative change in the fundamental factors surrounding the company, if it believes that region or sector weights should change to reflect a revised top-down view, or if more attractive alternatives exist.
While the Portfolio expects to invest primarily in common stocks (in addition to its MLP investments), the Portfolio may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks. The Portfolio may hold a portion of its assets in high quality debt instruments, and in cash and cash instruments. The Portfolio may invest in companies and MLPs of any market capitalization. The Portfolio may purchase securities in their initial public offerings, and may hold securities that are restricted as to resale. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Portfolio's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”)).
Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by infrastructure companies and in MLP investments. The Portfolio will provide shareholders with at least 60 days' prior notice of any material change in this 80% investment policy. The Portfolio is a non-diversified investment company.
The Portfolio will generally invest at least 40% of its assets in securities of issuers economically tied to countries other than the United States, which may include both developed and emerging markets countries, and will generally hold securities of issuers economically tied to at least three countries, which may include the United States.
The Portfolio intends to limit its investments in MLPs and related entities to the extent necessary to qualify as a regulated investment company (“RIC”) for tax purposes. Many MLPs and certain related entities are classified as “qualified publicly traded partnerships” (“QPTPs”) for tax purposes. In general, a RIC is not permitted to invest more than 25% of its total assets in QPTPs.
Principal Risks of Investing in the Portfolio
As with all investments, there are certain risks of investing in the Portfolio. Portfolio Shares will change in value, and you could lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Concentration Risk: When the Portfolio focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Portfolio than if it had not done so. Any such investment focus may also limit the liquidity of the Portfolio. Investors may buy or sell substantial amounts of the Portfolio's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Portfolio focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Portfolio.
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Convertible Securities Risk: Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Currency Risk: The value of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Portfolio's assets denominated in foreign currencies.
Currency Hedging Risk: If the Portfolio enters into currency hedging transactions, any loss generated by those transactions generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. There can be no assurance that the Portfolio's hedging transactions will be effective.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply.  The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of the Portfolio's fixed income securities to decrease, a decline in the Portfolio's income and yield, an adverse impact on the liquidity of the Portfolio's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Portfolio may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Portfolio will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Portfolio may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Portfolio's obligations. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Energy Sector Risk: Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. In addition, energy MLPs may be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the financial condition of that pipeline MLP and its ability to make cash distributions to its equity owners.
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Equity Investing Risk: The market prices of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Geographic Focus Risk: To the extent the Portfolio invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio's performance will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in those countries or that region, and may be more volatile than the performance of a more geographically-diversified fund.
Income Risk: The Portfolio's income may decline due to falling interest rates or other factors. Issuers of securities held by the Portfolio may call or redeem the securities during periods of falling interest rates, and the Portfolio would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Portfolio is prepaid, the Portfolio may have to reinvest the prepayment in other obligations paying income at lower rates.
Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the values of a fund's assets can decline.
Infrastructure-Related Companies Risk: Investment in infrastructure-related securities entails exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other conditions or events, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
IPO Risk: The Portfolio may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. The prices of securities offered in IPOs can have significant volatility and the Portfolio may lose money on an investment in such securities. IPO investments in which other clients of the Sub-Adviser invest may not be made available to the Portfolio.
Large Shareholder Risk: To the extent a large proportion of the shares of the Portfolio are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Portfolio is subject to the risk that these shareholders will purchase or redeem Portfolio shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Portfolio to conduct its investment program.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Portfolio to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Portfolio's holdings may limit the ability of the Portfolio to obtain cash to meet redemptions on a timely basis.
Management Risk: The Portfolio is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Portfolio to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Portfolio's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Master Limited Partnership Risk: Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP's general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price.
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Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-Diversification Risk: As a “non-diversified” fund, the Portfolio may hold a smaller number of portfolio securities than many other funds. To the extent the Portfolio invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Portfolio may affect its value more than if it invested in a larger number of issuers. The value of Portfolio Interests may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal, and financial report standards comparable to those in the Unites States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, when the Portfolio buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Portfolio.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Portfolio expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Preferred Securities Risk: Generally, preferred security holders have limited voting rights. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued). In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer.
Restricted Securities Risk: The Portfolio may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Portfolio from disposing of them promptly at reasonable prices. The Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Rights or Warrants Risk: Warrants may lack a liquid secondary market for resale. The prices of warrants may be volatile and fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or other factors. The failure to exercise a warrant or subscription right purchase common shares in an issuer might result in the dilution of the Portfolio's interest in the issuing company.
Risk of Investment in Other Pools: If the Portfolio invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Portfolio; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Portfolio is typically subject. The Portfolio bears its proportionate share of the fees and expenses of any pool in which it invests. The Sub-Adviser or an affiliate may serve as investment adviser to a pool in which the Portfolio may invest, leading to potential conflicts of interest. It is possible that other clients of the Sub-Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Sub-Adviser or its affiliates at prices and at times more favorable than those at which the Portfolio does so.
Small- and Micro-Capitalization Securities Risk: The securities of small- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of
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smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility.
Tax Risk: The Portfolio's ability to invest in MLPs and related entities that are treated as QPTPs for federal income tax purposes is limited by the Portfolio's intent to qualify as a RIC. In order to qualify as a RIC, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of one or more QPTPs. The Portfolio intends to satisfy the requirements for qualification as a RIC and to limit its investments in QPTPs accordingly. To qualify as a RIC, the Portfolio must also derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Although income from QPTPs is generally qualifying income, if an entity intending to qualify as a QPTP fails to qualify as a QPTP, the income generated by the entity may not be qualifying income. There can be no guarantee that any entity intending to qualify as a QPTP will be successful in so qualifying. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP. Certain IRS determinations could potentially jeopardize the Portfolio's ability to satisfy such requirements, potentially resulting in the imposition of corporate taxes on the Portfolio.
MLP Tax Risk: A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would likely have a significant adverse impact on the value of an investment in the MLP.
Unconstrained Sector Risk: The Portfolio may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Portfolio's shares to decrease, perhaps significantly.
U.S. Government Securities Risk: Certain U.S. Government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. Government, and involve increased credit risks.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Portfolio's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Portfolio could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Portfolio would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Portfolio at that time. Investors who purchase or redeem Fund Shares on days when the Portfolio is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Portfolio had not fair-valued the holding(s) or had used a different valuation methodology.
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Fund Performance
The performance shown in the following bar chart and performance table for all periods is the performance of the Portfolio's performance predecessor. The Sub-Adviser has represented to the Portfolio that the predecessor fund was managed by the Sub-Adviser using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Portfolio. However, the predecessor fund was not a registered investment company and so it was not subject to the same investment and tax restrictions and requirements as the Portfolio. If it had been, the predecessor fund's performance might have been lower. The performance information in the bar chart and table has not been adjusted to reflect the lower estimated fees and expenses of the Portfolio. The assets of the predecessor were contributed to the Portfolio on January 20, 2015. The following performance information represents historical returns of the Portfolio's performance predecessor and is not necessarily an indication of how the Portfolio will perform in the future.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 9.14% (Q2, 2014)
Lowest Quarterly Return: -2.23% (Q3, 2014)
*	As of September 30, 2015, the Portfolio's Calendar Year-To-Date return was -6.80%.
Average Annual Total Returns (for periods ended 12/31/14)
	One Year	Since Inception (March 1, 2012)
Return Before Taxes	14.81%	14.95%
Return After Taxes on Distributions	14.81%	14.95%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.38%	11.72%
MSCI ACWI IMI Index (Index returns reflect no deduction for fees, expenses or taxes)	3.84%	10.86%
Returns after taxes on distributions are not shown for periods prior to the Portfolio's registration as a mutual fund because the Portfolio's performance predecessor was not required to make distributions to its investors; the Portfolio expects to make sufficient distributions to qualify and be eligible for treatment as a regulated investment company for tax purposes.
Portfolio Management
Investment Adviser and sub-adviser
SSGA FM serves as the investment adviser to the Portfolio. CBRE Clarion serves as sub-adviser to the Portfolio, subject to supervision by the Adviser and the Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Portfolio, such reference should also be read to refer to CBRE Clarion with respect to the Portfolio where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Portfolio are T. Ritson Ferguson and Jeremy Anagnos.
T. Ritson Ferguson is the Chief Executive Officer of the Sub-Adviser and leads the firm's Management Committee. He has been employed with the Sub-Adviser and its predecessor firms since 1992 and has managed the Portfolio since its inception.
Jeremy Anagnos is a Managing Director of the Sub-Adviser. He joined the Sub-Adviser in 2011 and has managed the Portfolio since its inception.
Purchase and Sale Information
Generally, Portfolio Shares may be purchased only by or on behalf of other registered investment companies or private clients that compensate the Adviser or its affiliates directly.
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Tax Information
The Portfolio's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Portfolio Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for certain activities related to the Portfolio, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Portfolio. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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